UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2015 (February 27, 2015)

Abbott Laboratories

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

As previously reported in the Current Report on Form 8-K, dated February 27, 2015, Abbott Laboratories (“Abbott”) completed the sale of its developed markets branded generics pharmaceuticals business (“Business”) to Mylan in exchange for 110 million ordinary shares of Mylan N.V.

Abbott is filing this amendment to the February 27, 2015 Current Report to include the financial information required by Item 9.01.

Item 9.01                                           Financial Statements and Exhibits.

(b)  Unaudited pro forma consolidated financial information of Abbott giving effect to the disposition of the Business, and the related notes thereto, are attached hereto as Exhibit 99.1.

(d) Exhibits

Exhibit No.	Exhibit
2.1

Amended and Restated Business Transfer Agreement dated as of November 4, 2014 (incorporated by reference to Exhibit 2.1 to the Quarterly Report on Form 10-Q filed by Abbott Laboratories with the Securities and Exchange Commission on November 5, 2014)

99.1	Unaudited pro forma consolidated financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2015	ABBOTT LABORATORIES

	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Exhibit
2.1

Amended and Restated Business Transfer Agreement dated as of November 4, 2014 (incorporated by reference to Exhibit 2.1 to the Quarterly Report on Form 10-Q filed by Abbott Laboratories with the Securities and Exchange Commission on November 5, 2014)

99.1	Unaudited pro forma consolidated financial information